SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Section 14a-12

                               BALCHEM CORPORATION
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

         1)      Title of each class of securities to which transaction applies:
                 N/A

         2)      Aggregate number of securities to which transaction applies:
                 N/A

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                 N/A

         4)      Proposed maximum aggregate value of transaction:
                 N/A

         5)      Total fee paid:
                 N/A

[ ]      Fee paid previously with preliminary materials.

[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:  N/A
         2)      Form, Schedule or Registration Statement No.: N/A
         3)      Filing Party:  N/A
         4)      Date Filed:  N/A

                               BALCHEM CORPORATION

                    ________________________________________
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 20, 2003
                    ________________________________________


         TO OUR STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BALCHEM CORPORATION will be held in the Board of Governors Room, 13th floor, the American Stock Exchange, 86 Trinity Place, New York, New York, on Friday, June 20, 2003 at 11:00 a.m. for the following purposes:

         1. To elect two Class 2 directors to the Board of Directors to serve until the annual meeting of Stockholders in 2006 and until their respective successors are elected and qualify.

         2. To approve the amendments reflected in the Amended and Restated 1999 Stock Plan (a copy of which is appended as Exhibit A to the accompanying Proxy Statement) which amend the Corporation's 1999 Stock Plan by:

               o increasing the number of shares reserved for future grants under the plan from 600,000 to 1,200,000; and
               o expressly providing for the making of awards of stock in addition to the other previously authorized Stock Rights(as defined in the 1999 Stock Plan) and amendments related thereto.

         3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         Information with respect to the above matters is set forth in the Proxy Statement, which accompanies this Notice.

         Only stockholders of record on April 10, 2003 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

         We hope that all stockholders who can conveniently do so will attend the Meeting. Stockholders who do not expect to be able to attend the Meeting are requested to fill in, date and sign the enclosed proxy and promptly return the same in the stamped, self-addressed envelope enclosed for your convenience. Stockholders who are present at the Meeting may withdraw their proxies and vote in person, if they so desire.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            Dino A. Rossi, President
Dated: April 30, 2003

 P.O. Box 600, New Hampton, New York 10958 Tel: 845-326-5600 Fax: 845-326-5702
                                 www.balchem.com
                                 _______________

                                 PROXY STATEMENT

                               BALCHEM CORPORATION


                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Balchem Corporation (the "Company") for the 2003 Annual Meeting of Stockholders (sometimes referred to herein as the "Annual Meeting" or as the "Meeting"). This Proxy Statement and a proxy card are expected to be mailed to stockholders beginning on or about April 28, 2003.

         You can ensure that your shares are voted at the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the envelope provided. Sending in a signed proxy will not affect your right to attend the Meeting and vote. A stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by submitting another proxy bearing a later date or by notifying the Inspectors of Election or the Secretary of the Company in writing prior to the Annual Meeting of such revocation. Proxies may be solicited, without additional compensation, by directors, officers and other regular employees of the Company by telephone, telefax or in person. All expenses incurred in connection with this solicitation will be borne by the Company.

                                 PROPOSAL NO. 1


                              ELECTION OF DIRECTORS

         The Company's By-laws provide, effective with the Annual Meeting, for a staggered term Board of Directors consisting of five (5) members, with the classification of the Board of Directors into three classes (Class 1, Class 2 and Class 3). The term of the two current incumbent Class 2 directors will expire at the Annual Meeting. The Class 1 and Class 3 directors will remain in office until their terms expire, at the annual meetings of stockholders to be held in the years 2004 and 2005, respectively. One current Class 2 director, Israel Sheinberg, will retire effective on the date of the Annual Meeting and the number of Class 2 directors authorized by the Company's By-laws has, effective on the date of the Annual Meeting, been reduced to two.

         Accordingly, at the 2003 Annual Meeting, two Class 2 directors are to be elected to hold office until the annual meeting of stockholders to be held in 2006 and until their successors have been elected and qualify. The nominees listed below with brief biographies, are all currently directors of the Company. The Board is not aware of any reason why such nominees may be unable to serve as a director. If either or both of such nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such other person or persons, as the case may be, as the Board may recommend.

RECOMMENDATION OF THE BOARD OF DIRECTORS CONCERNING THE ELECTION OF DIRECTORS

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR the election of Kenneth P. Mitchell and Edward L. McMillan AS CLASS 2 DIRECTORS TO HOLD OFFICE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS FOR THE YEAR 2006 AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFY. PROXIES RECEIVED BY THE COMPANY WILL BE SO VOTED UNLESS SUCH PROXIES WITHHOLD AUTHORITY TO VOTE FOR SUCH NOMINEES.

                        DIRECTORS AND EXECUTIVE OFFICERS

            INFORMATION RELATING TO NOMINEES FOR ELECTION AS DIRECTOR

         KENNETH P. MITCHELL, age 63, has been a director of the Company since 1993. Mr. Mitchell is retired. He was Chief Executive Officer of Oakite Products Inc. from 1986 to 1993. Since February 1997, he has been a director of Tetra Technologies, Inc., a publicly traded company.

         EDWARD L. MCMILLAN, age 57, has been a director of the Company since February 2003. Mr. McMillan owns and manages McMillan, LLC, a transaction-consulting firm that provides strategic consulting services and facilitates mergers and/or acquisitions predominantly to the food and agribusiness industry sectors. From 1988 to 1996, he was President and CEO of Purina Mills, Inc., where he was involved for approximately 25 years in various senior level positions in marketing, strategic planning, and business segment management.
________________________________________________________________________________

DIRECTORS

         In addition to Messrs. Mitchell and McMillan, the Company's Board of Directors includes the following members:

         DINO A. ROSSI, age 48, has been a director of the Company since 1997. Mr. Rossi has been President and Chief Executive Officer of the Company since October 1997, Chief Financial Officer of the Company since April 1996 and Treasurer of the Company since June 1996. He was Vice President, Finance and Administration of Norit Americas Inc., a wholly-owned subsidiary of Norit N.V., a chemicals company, from January 1994 to February 1996, and Vice President, Finance and Administration of Oakite Products Inc., a specialty chemicals company, from 1987 to 1993.

         HOYT AMMIDON, JR., age 65 , has been a director of the Company since October 2001. Since November 1994, he has been a Managing Director of Berkshire Capital Corporation (BCC), where he leads BCC's international group and offshore marketing and client servicing efforts. He previously held positions as President of the US brokerage and investment subsidiary of Cazenove, Inc., Managing Director of Chase Manhattan Investment Bank's merger and acquisition department, and Senior Vice President of E.F. Hutton Company's corporate finance department. Mr. Ammidon is currently a Director of Tetra Technologies, Inc. a publicly traded company.

         FRANCIS X. MCDERMOTT, age 69, has been a director of the Company since 1992. Mr. McDermott is retired. He was President of the Specialty Chemicals Group of Merck & Co., Inc. from 1985 through 1992.

         ISRAEL SHEINBERG, age 70, has been a director of the Company since 1991. He is the principal of Sheinberg Associates, an independent technical and management consultant. Mr. Sheinberg will retire from the Board effective on the date of the Annual Meeting.

         Messrs. Mitchell and McMillan are the Class 2 Directors whose terms expire in connection with the year 2003 Annual Meeting. Mr. Sheinberg is retiring effective on the date of the Annual Meeting and Messrs. Mitchell and McMillan are the nominees for election for a term expiring in connection with the year 2006 annual meeting. Mr. Rossi is a Class 1 Director whose current term expires in connection with the 2004 Annual Meeting and Messrs. Ammidon and McDermott are Class 3 Directors whose current terms expire in connection with the 2005 Annual Meeting. There are no family relationships between any of the directors or executive officers of the Company.

EXECUTIVE OFFICERS

         Set forth below is certain information concerning the executive officers of the Company (other than Mr. Rossi, whose background is described above under the caption "Information Relating to Nominee for Election as Director"), which officers serve at the discretion of the Board of Directors:

         FRANCIS J. FITZPATRICK, CPA, age 42, has been Controller of the Company since April 1997, and an executive officer and Assistant Secretary of the Company since June 1998. He was Director of Financial Operations/Controller of Alliance Pharmaceutical Corp., a pharmaceuticals company, from September 1989 through March 1997.

         DAVID F. LUDWIG, age 45, has been Vice President and General Manager, Specialty Products since July 1999 and an executive officer of the Company since June 2000. He was Vice President and General Manager of Scott Specialty Gases, a manufacturer of high purity gas products and specialty gas blends, from September 1997 to June 1999. From 1986 to 1997 he held various international and domestic sales management and marketing management positions with Engelhard Corporation's Pigments and Additives Division.

         WINSTON A. SAMUELS, Ph.D., age 51, has been Vice President and General Manager, Encapsulated Products since September 1998 and an executive officer of the Company since June, 1999. He was Growth and Commercial Development Director for Solutia Inc. (a spin-off of Monsanto Co.), a manufacturer of ingredients for food, pharmaceutical and nutritional products, from 1997 to 1998. From 1986 to 1997 he was involved in key new product introductions, business management and global business growth for Monsanto Co.

         PATRICIA SIUTA-CRUCE, Ph.D., age 49, has been Vice President, Technology since June 2000 and an executive officer of the Company since June 2001. She was Vice President, Director of Technical Applications with IFF, Vice President, Skin Care Product Development for Revlon, and has held several senior level management positions within Unilever.
         _____________________________________________________________

MEETINGS AND COMPENSATION OF DIRECTORS

         During fiscal 2002, the Board of Directors met 5 times. Each director attended at least 75% of the meetings of the Board held when he was a director and of all meetings of those Committees of the Board on which he served. For 2002, the Company paid each of its directors, other than Mr. Rossi, an annual fee of $5,000, and $3,000 for each Board Meeting attended. For fiscal 2002, the Company paid to each of its directors serving on Committees the following fees, plus expenses, for each Committee meeting attended: Chairman of the Audit Committee, $1,000; Chairman of the Compensation Committee, $1,000; other Audit Committee members, $750; other Compensation Committee members,$750; and all other Chairmen and Committee members, $500.

     The Board of Directors has approved, commencing in 2003, that the Company pay to each of the directors, other than Mr. Rossi, an annual fee of $12,000, and $2,600 for each Board Meeting attended. Commencing in 2003, the Company will pay to each of its directors serving on Committees the following fees, plus expenses, for each Committee meeting attended: Chairman of the Audit Committee, $1,500; Chairman of the Compensation Committee, $1,000; other Audit Committee members, $750; other Compensation Committee members, $750; and all other Chairmen and Committee Members, $750.

         Each director also received non-qualified stock options to purchase 6,112 shares of the Company's Common Stock (at an exercise price of $18.91 per share), which numbers of shares were determined in accordance with the following earnings-based formula consistent with the formula originally set forth in the Company's 1994 Stock Option Plan for Directors referred to below under "Stock Option Plans". The formula is as follows: each director and director emeritus was granted options to purchase that number of shares of Common Stock which is equal to the maximum number of shares for which options were granted in 1996 (i.e., 1,588) multiplied by the quotient obtained by dividing (i) the net earnings after taxes of the Company for the year then ended by (ii) the net earnings after taxes of the Company for 1996, rounded to the nearest whole number of shares. In addition, Mr. McMillan was granted options to purchase 1,000 shares of the Company's Common Stock (at an exercise price of $18.91 per share) upon being appointed to the Board in February 2003. See "Stock Option Plans" below. The Company does not pay any other direct or indirect compensation to directors in their capacity as such.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's Board of Directors has a standing Audit Committee and a standing Compensation Committee, as well as an Executive Committee, and Directors Planning Committee. The Board of Directors appoints the members of each Committee. In 2002, the Director Planning, Audit Committee and Compensation Committees each held two meetings. Mr. Rossi is an EX-OFFICIO, nonvoting, member of all Committees.

         AUDIT COMMITTEE. The Audit Committee, in its capacity as a committee of the Board of Directors, is directly responsible for appointing, compensating and overseeing the work of the accounting firm retained for the purposes of preparing or issuing audit reports or related work. The Audit Committee also assists the Board of Directors in fulfilling its oversight responsibilities with respect to the Company's financial reporting, internal controls and procedures and audit functions. Responsibilities, activities and independence of the Audit Committee are discussed in greater detail under the section of this Proxy Statement entitled "Audit Committee Report."

         The current members of the Audit Committee are Messrs. Ammidon, Mitchell, and Sheinberg. Upon Mr. Sheinberg's retirement from the Board another Director will be appointed to this Committee.

         COMPENSATION COMMITTEE. The duties of the Compensation Committee are to
(i) recommend to the Board of Directors a compensation program, including incentives, for the Chief Executive Officer and other senior officers of the Company, for approval by the full Board of Directors, (ii) prepare an Annual Report of the Compensation Committee for inclusion in the Company's Proxy Statement as contemplated by the requirements of Schedule 14A of the Securities Exchange Act of 1934, as amended, (iii) propose to the full Board of Directors the compensation of directors, a significant part of which compensation is to be in the form of stock or stock options, and (iv) to administer the Company's 1999 Stock Plan.

         The  current  members  of   the  Compensation  Committee  are   Messrs.
McDermott, Mitchell and Sheinberg. Upon Mr. Sheinberg's retirement from the Board another Director will be appointed to this Committee.

         See "Report of the Compensation Committee of the Board of Directors" below.

         EXECUTIVE COMMITTEE. This Committee is authorized to exercise all the powers of the Board of Directors in the interim between meetings of the Board, subject to the limitations imposed by Maryland law. The Executive Committee is also responsible for the recruitment, evaluation and selection of suitable candidates for the position of Chief Executive Officer ("CEO"), for approval by the full Board, for the preparation, together with the Compensation Committee, of objective criteria for the evaluation of the performance of the CEO, and for reviewing the CEO's plan of succession for officers of the Company.

         The current members of the Executive Committee are Messrs. Ammidon, McDermott, Mitchell, and Sheinberg. Upon Mr. Sheinberg's retirement from the Board another Director will be appointed to this Committee.

         DIRECTORS PLANNING  COMMITTEE.  The duties of this Committee include to
(i) recruit and evaluate new candidates for possible nomination by the full Board for election as directors, (ii) prepare and update an orientation program for new directors, (iii) evaluate the performance of current directors in connection with the expiration of their term in office, to provide advice to the full Board in its determination of whether to nominate any such director for reelection, and (v) review and recommend policies on director retirement age. This Committee does not act as a nominating committee with respect to the Board of Directors or the Committees thereof.

         The current members of the Directors Planning Committee are Messrs. McDermott, Mitchell and Sheinberg. Mr. Sheinberg will retire from the Board effective June 20, 2003 at which time another Director will be appointed to this Committee.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth information concerning the compensation for services to the Company during each of the fiscal years ended December 31, 2002, 2001, and 2000 for Dino A. Rossi, the Company's President and Chief Executive Officer, and each other executive officer of the Company whose annual salary and bonus compensation with respect to the 2002 calendar year exceeded $100,000 (the "Named Executive Officers"):


                           SUMMARY COMPENSATION TABLE

                                                                                      Long Term
                                                                                      Compensation
                                                                                      Awards
                                                                                      ------------------
                                                    Annual Compensation
                                         -------------------------------------------  ---------------- ----------------
                                                                                      Securities
                                                                  Other Annual        Underlying      All Other
Name                          Year       Salary        Bonus      Compensation        Options         Compensation
-----------------------------------------------------------------------------------------------------------------------
Dino A. Rossi                    2002  $    230,000  $    229,500  $     3,370  (1)          20,000   $    12,420  (4)
   CEO                           2001  $    194,700  $    197,914  $     6,000  (2)          20,000   $    14,888  (5)
                                 2000  $    194,700  $     87,970  $     3,709  (3)           7,000   $    12,725  (6)

Francis J. Fitzpatrick           2002  $    108,769  $     54,172  $     6,000  (7)          12,000   $    10,244  (9)
    Corporate Controller         2001  $     98,827  $     45,371  $     6,000  (8)          10,000   $     8,512 (10)
                                 2000  $     90,000  $     31,416  $        --                9,500   $     6,949 (11)

David F. Ludwig                  2002  $    147,000  $     63,798  $     4,184 (12)           9,000   $    10,418 (15)
    Vice President/GM            2001  $    142,500  $     30,025  $     3,593 (13)           9,000   $    10,317 (16)
    Specialty Products           2000  $    138,000  $     44,616  $     5,274 (14)           9,000   $     4,802 (17)


Winston A. Samuels               2002  $    196,692  $     74,844  $     2,710 (18)          15,000   $     7,100 (21)
   Vice President/GM             2001  $    175,154  $     69,990  $     1,049 (19)          10,000   $     7,100 (22)
   Encapsulates                  2000  $    169,000  $     48,806  $     2,110 (20)          10,000   $     6,655 (23)

                                        6


Patricia Siuta-Cruce*            2002  $    160,462  $     61,914  $     8,400 (24)           7,000   $    10,950 (27)
     Vice President,             2001  $    147,862  $     57,144  $      8,400(25)           7,000   $    10,317 (28)
     Technology                  2000  $     75,365  $     30,848  $     4,900 (26)          27,000   $     4,691 (29)

----------------

*Ms. Siuta-Cruce's employment commenced on June 12, 2000.

(1)      Includes $3,370 in automobile lease payments made by the Company.
(2)      Includes $6,000 in automobile lease payments made by the Company.
(3)      Includes $3,709 in automobile lease payments made by the Company.
(4)      Includes $1,470 in  life/disability  insurance  premium payments and
         $3,850 in 401(k) and $7,100 in profit sharing  contributions  under the
         Company's combined 401(k)/profit sharing plan.
(5)      Includes  $4,113 in  life/disability  insurance  premium  payments  and
         $3,675 in 401(k) and $7,100 in profit sharing contributions made by the
         Company  to  Mr.   Rossi's   account  under  the   Company's   combined
         401(k)/profit sharing plan.
(6)      Includes  $3,675 in 401(k) and $9,050 in profit  sharing  contributions made by the Company to Mr. Rossi's account under the Company's combined
         401(k)/profit sharing plan.
(7)      Includes $6,000 in automobile allowance payments by the Company.
(8)      Includes $6,000 in automobile allowance payments by the Company.
(9)      Includes $3,850 in 401(k) and $6,395 in profit sharing contributions made by the Company to Mr. Fitzpatrick's account under the Company's combined 401(k)/profit sharing plan.
(10)     Includes  $3,675 in 401(k) and $4,836 in profit  sharing  contributions made by the Company to Mr.  Fitzpatrick's  account  under the Company's combined 401(k)/profit sharing plan.
(11)     Includes  $3,675 in 401(k) and $3,274 in profit  sharing  contributions made by the Company to Mr.  Fitzpatrick's  account  under the Company's combined 401(k)/profit sharing plan.
(12)     Includes $4,184 in automobile lease payments made by the Company.
(13)     Includes $3,593 in automobile lease payments made by the Company.
(14)     Includes $5,274 in automobile lease payments made by the Company.
(15)     Includes $3,850 in 401(k) and $6,568 in profit sharing contributions made by the Company to Mr. Ludwig's account under the Company's combined 401(k)/profit sharing plan.
(16)     Includes  $3,675 in 401(k) and $6,642 in profit  sharing  contributions made  by the  Company  to Mr.  Ludwig's  account  under  the  Company's combined 401(k)/profit sharing plan.
(17)     Includes  $2,600 in 401(k) and $2,202 in profit  sharing  contributions made  by the  Company  to Mr.  Ludwig's  account  under  the  Company's combined 401(k)/profit sharing plan.
(18)     Includes $2,710 in automobile lease payments made by the Company.
(19)     Includes $1,049 in automobile lease payments made by the Company.
(20)     Includes $2,110 in automobile lease payments made by the Company.
(21)     Includes $7,100 in profit sharing contributions made by the Company to
         Dr. Samuel's account under the Company's combined 401(k)/profit sharing plan.
(22)     Includes $7,100 in profit sharing  contributions made by the Company to
         Dr. Samuel's account under the Company's combined 401(k)/profit sharing plan.
(23)     Includes $6,655 in profit sharing  contributions made by the Company to
         Dr. Samuel's account under the Company's combined 401(k)/profit sharing plan.
(24)     Includes $8,400 in automobile allowance payments made by the Company.
(25)     Includes $8,400 in automobile allowance payments made by the Company.
(26)     Includes $4,900 in automobile allowance payments made by the Company.
(27)     Includes $3,850 in 401(k) and $7,100 in profit sharing contributions made by the Company to Ms. Siuta-Cruce's account under the Company's combined 401(k)/profit sharing plan.

                                        7


(28) Includes $3,675 in 401(k) and $6,642 in profit sharing contributions made by the Company to Ms. Siuta-Cruce's account under the Company's combined 401(k)/profit sharing plan.
(29) Includes $1,837 in 401(k) and $2,854 in profit sharing contributions made by the Company to Ms. Siuta-Cruce's account under the Company's combined 401(k)/profit sharing plan.

STOCK OPTION PLANS

         In 1999, the Company adopted the Balchem Corporation 1999 Stock Plan (the "1999 Stock Plan") for officers, directors, directors emeritus and employees of and consultants to the Company and its subsidiaries. Under the 1999 Stock Plan, the officers and other employees of the Company and any present or future parent or subsidiaries of the Company (collectively, "Related Companies") may be granted options to purchase Common Stock of the Company which qualify as "incentive stock options" ("ISO" or "ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); directors, officers, employees, and directors emeritus of and consultants to the Company and Related Companies may be granted options to purchase Common Stock which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); and directors, officers, employees, and directors emeritus of and consultants to the Company and Related Companies may be granted the right to make direct purchases of Common Stock from the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereinafter individually as an "Option" and collectively as "Options." Options and Purchases are referred to hereinafter collectively as "Stock Rights." The 1999 Stock Plan, as originally adopted, reserves an aggregate of 600,000 shares of the Company's Common Stock ("Common Stock") for issuance under the plan.

         The 1999 Stock Plan is administered by the Board of Directors of the Company or, if the Board of Directors so determines, the Compensation Committee thereof. Subject to the terms of the 1999 Stock Plan, the Board (or the Committee, as the case may be), has the authority to determine to whom Stock Rights shall be granted (subject to certain eligibility requirements for grants of ISOs), the number of shares covered by each such grant, the exercise or purchase price per share, the time or times at which Stock Rights shall be granted, and other terms and provisions governing the Stock Rights, as well as the restrictions, if any, applicable to shares of Common Stock issuable upon exercise of Stock Rights.

         The Board of Directors has adopted amendments to the 1999 Stock Plan which are being submitted to the Company's stockholders for approval. Please refer to the discussion of the Amended and Restated 1999 Stock Plan under Proposal Number 2 - "Approval of Amended and Restated 1999 Stock Plan" for a more complete discussion of the 1999 Stock Plan.

         The 1999 Stock Plan replaced the Company's 1994 Incentive Stock Option Plan, as amended (the "ISO Plan"), and its non-qualified 1994 Stock Option Plan for Directors, as amended (the "Non-Qualified Plan"), both of which expired on June 24, 1999. Unexercised options granted under the ISO Plan and the Non-Qualified Plan prior to such termination are exercisable in accordance with their respective terms until their respective expiration dates.

         The ISO Plan provided for the grant of ISO's to officers and other key employees. Such options are exercisable at a price equal to the fair market value of the Common Stock on the date of grant. An aggregate of 581,250 shares of Common Stock had been reserved for issuance upon exercise of options granted under the ISO Plan. At December 31, 2002, options to purchase an aggregate of 139,265 shares were outstanding pursuant to the ISO Plan, all of which were then exercisable. Options granted under the ISO Plan may be exercised, upon and subject to the vesting thereof, in whole or part, at any time and from time to time, between the first and tenth anniversary of the date of grant.

         The ISO Plan also provided that if options granted to an employee permit the employee to purchase shares having an aggregate market value (determined at the time of grant) in excess of $100,000 in any year in which the option as it applies to such shares first becomes exercisable, then the portion of such options in excess of such $100,000 limitation will not be incentive stock options and will not be entitled to the favorable income tax treatment afforded to grantees of incentive stock options.

         The Non-Qualified Plan provided for the grant of stock options to directors, directors emeritus and other employees and consultants of the Company, which options do not qualify as incentive stock options, with options to non-employee directors and directors emeritus granted in accordance with the earnings based formula set forth in the Non-Qualified Plan. The option exercise price was the reported closing price per share of the Common Stock on the date of grant. Such options expire no later than ten-years after the date of grant, subject to earlier termination in the event the grantee ceases to be a director, director emeritus or employee as the case may be. An aggregate of 678,000 shares of Common Stock had been reserved for issuance upon exercise of options granted under the Non-Qualified Plan. At December 31, 2002, options to purchase an aggregate of 31,246 shares were outstanding under the Non-Qualified Plan, all of which were then exercisable.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information concerning options granted to the Named Executive Officers during 2002:



                                Individual Grants
                               ---------------------------------------------------------
                               Number of
                               Shares         % of Total
                               Under-lying Options
                               Options        Granted To       Exercise                 Grant Date
                               Granted        Employees In      Price      Expiration   Present Value
Name                                          2002            ($/Share)       Date      (1)
-----------------------------------------------------------------------------------------------------
Dino A. Rossi                    20,000 (2)        21.1%     $   23.05        9/12/12       $189,400
Francis J. Fitzpatrick           12,000 (3)        12.6%     $   23.05        9/12/12       $113,640
David F. Ludwig                   9,000 (4)         9.5%     $   23.05        9/12/12       $ 85,230
Winston A. Samuels               15,000 (5)        15.8%     $   23.05        9/12/12       $142,050
Patricia Siuta-Cruce              7,000 (6)         7.4%     $   23.05        9/12/12       $ 66,290

---------

(1) The value of options granted is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants: dividend yield of 0.40%; expected volatility of 32%; risk-free rate of return of 3.7% and expected life of five years.
(2) Of such options, options for 4,000 shares (20%), 8,000 shares (40%), and 8,000 shares (40%) vest on September 12, 2003, 2004, and 2005 respectively.
(3) Of such options, options for 2,400 shares (20%), 4,800 shares (40%), and 4,800 shares (40%) vest on September 12, 2003, 2004, and 2005 respectively.
(4) Of such options, options for 1,800 shares (20%), 3,600 shares (40%), and 3,600 shares (40%) vest on September 12, 2003, 2004, and 2005 respectively.
(5) Of such options, options for 3,000 shares (20%), 6,000 shares (40%), and 6,000 shares (40%) vest on September 12, 2003, 2004, and 2005 respectively.
(6) Of such options, options for 1,400 shares (20%), 2,800 shares (40%), and 2,800 shares (40%) vest on September 12, 2003, 2004, and 2005 respectively.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

         The following table sets forth information with respect to option exercises during the year ended December 31, 2002 and the number and value of options outstanding at December 31, 2002 held by the Named Executive Officers:


                                                       Number of Shares
                                                       Underlying
                                                       Unexercised                   Value of
                           Shares                      Options at                    Unexercised
                           Acquired                    December 31,2002              In-the-Money
                           On           Value          Exercisable("E")/             Options at
Name                       Exercise     Realized       Unexcercisable("U")           December 31, 2002(1)
----                       --------     --------       -------------------           --------------------
Dino A. Rossi                 0            0           97,600(E)/38,800(U)           $1,346,116(E)/$112,276(U)
Francis Fitzpatrick           0            0           15,950(E)/21,800(U)           $  212,397(E)/$ 63,906(U)
David F. Ludwig               0            0           25,000(E)/17,800(U)           $  378,188(E)/$ 55,002(U)
Winston A. Samuels            0            0           44,500(E)/25,000(U)           $  647,235(E)/$ 70,290(U)
Patricia Siuta-Cruce          0            0           27,600(E)/13,400(U)           $  377,714(E)/$ 36,926(U)

_________

(1) Value as of December 31, 2002 is based upon the closing price on that date as reported on the American Stock Exchange minus the exercise price, multiplied by the number of shares underlying the option.

EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information with respect to shares of the Company's Common Stock that may be issued pursuant to Stock Rights granted under the 1999 Stock Plan as of December 31, 2002, and also includes shares of Common Stock issuable pursuant to outstanding options previously granted under the Company's ISO and Non-Qualified Plans which were replaced by the 1999 Stock Plan in 1999. These plans are the Company's only equity compensation plans approved by security holders, and there are no equity compensation plans that have not been approved by security holders. It should be noted that shares of the Company's Common Stock may be allocated to, or purchased on behalf of, participants in the Company's 401(k)/Profit Sharing Plan (described below). Consistent with Securities and Exchange Commission regulations governing equity compensation plans, information relating to shares issuable or purchased under the Company's 401(k)/Profit Sharing Plan have been omitted from the table below.


  ------------------------------ ---------------------------- ---------------------------- ----------------------------
                                 (a)                          (b)                          (c)
                                                                                           Number of shares remaining
                                                                                              available for future
                                   Number of shares to be      Weighted-average exercise      issuance under equity
                                   issued upon exercise of        price per share of           compensation plans
                                    outstanding options,         outstanding options,           (excluding shares
  Plan Category                      warrants and rights          warrants and rights       reflected in column (a))
  ------------------------------ ---------------------------- ---------------------------- ----------------------------
  Equity compensation plans
  approved by security holders             584,670                      $14.62                       144,857
  ------------------------------ ---------------------------- ---------------------------- ----------------------------
  Equity compensation plans
  not approved by security
  holders                                     -                            -                            -
  ------------------------------ ---------------------------- ---------------------------- ----------------------------
  Total                                    584,670                      $14.62                       144,857
  ------------------------------ ---------------------------- ---------------------------- ----------------------------

401(K)/PROFIT SHARING PLAN

         Effective January 1, 1998, the Company terminated its defined contribution pension plan and amended its 401(k) savings plan. Assets of the terminated defined contribution pension plan were merged into an enhanced 401(k)/profit sharing plan (the "New Plan"), intended to be a qualified plan under Section 401(a) of the Internal Revenue Code of 1986, as amended, and subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Employees of the Company are eligible to participate in the New Plan once they attain age 18 and complete 60 days of continuous service with the Company. The New Plan provides that participating employees may make elective contributions of up to 15% of pre-tax salary, subject to ERISA limitations, and for the Company to make matching contributions on a monthly basis equal in value to 35% of each participant's elective contributions. Such matching contributions are made in shares of the Company's Common Stock. The profit-sharing portion of the New Plan is discretionary and non-contributory. Profit sharing contributions are restricted to employees who have completed 1,000 hours of service and are employed on the last day of a plan year. The Company contributes a minimum of 3.55% of an eligible participant's taxable compensation (subject to certain exclusions) unless the Company announces a different rate. Amounts in each participant's matching contribution and profit sharing accounts are not vested until such participant has two years of service, at which time 100% of such amounts vest. All amounts contributed to the New Plan are deposited into a trust fund administered by the plan trustee. Participants have the right to direct how their accounts are invested among a selection of mutual funds and/or selected trustee portfolios, and may transfer any portion of the matching contribution to other available investment choices. Up to 10% of participant elective contributions and Company profit sharing contributions may be invested at the participant's election in the Company's Common Stock. On retirement or termination of employment, participants are entitled to a distribution of all vested amounts and accrued income in their accounts.

         The Company provided for profit sharing contributions and matching 401(k) savings plan contributions of $241,000 and $320,000 in 2002, $263,000 and $201,000 in 2001 and $208,000 and $174,000 in 2000, respectively.

EMPLOYMENT AGREEMENT

         As of January 1, 2001, the Company entered into an Employment Agreement with Dino A. Rossi (replacing his previous employment agreement), which provides for Mr. Rossi to serve as the Company's President and Chief Executive Officer. The Employment Agreement provided that following its initial term, which expired on December 31, 2001, its term is deemed to be automatically extended for successive one (1) year periods ending on each successive anniversary of December 31, 2001, unless either party gives written notice of termination to the other not less than sixty (60) days prior to the end of the then current extension period. The Employment Agreement provides for a base salary of $194,700, which is subject to annual increase if approved by the Board of Directors. Mr. Rossi is also eligible to receive a discretionary performance bonus (as determined by the Board of Directors) based on a target figure of up to 100% of annual salary, consistent with operating and/or other financial targets established by the Board of Directors, for each fiscal year during the term of the Employment Agreement. Mr. Rossi is entitled to the use of a car leased by the Company and to be reimbursed for a specified level of premiums for life and disability insurance. The Employment Agreement provides that if the Company terminates his employment other than for cause (as defined) or in the event Mr. Rossi shall terminate his employment under certain limited circumstances effectively amounting to a constructive termination (as defined), he will be entitled to severance payments of 150% of his then current annual salary, and if such termination by the Company occurs within two years after a change of control event (as defined) involving the Company he would be entitled to severance payments equal to 200% of the sum of his then current annual salary plus the annual bonus earned by him for the fiscal year immediately preceding the year in which the change of control event occurred. If Mr. Rossi were to terminate his employment prior to the second anniversary of such a change of control event, he would be entitled to severance payments equal to 100% of his then current annual salary. In the event of any termination by the Company entitling Mr. Rossi to severance payments, his theretofore granted but unvested options to purchase Common Stock of the Company would immediately vest and be exercisable in accordance with their terms. Mr. Rossi's entitlement to severance payments would be subject to reduction to the extent necessary to avoid such payments being considered an "excess parachute payment" for purposes of Section 280G of the Internal Revenue Code. During the period of Mr. Rossi's employment (or, in the case of a voluntary termination by Mr. Rossi or a termination of his employment by the Company for cause, the balance of the term of the Employment Agreement before giving effect to such termination) and for a period of one year thereafter, the Employment Agreement imposes on Mr. Rossi certain non-competition and non-solicitation obligations regarding the Company and its customers and its employees.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND OF MANAGEMENT

         The table below sets forth as of April 10, 2003 the number of shares of Common Stock beneficially owned by (i) each director, (ii) each of the Named Executive Officers, (iii) each beneficial owner of, or institutional investment manager exercising investment discretion with respect to, 5% or more of the outstanding shares of Common Stock known to the Company based upon filings with the Securities and Exchange Commission, and (iv) all directors and executive officers of the Company as a group, and the percentage ownership of the outstanding Common Stock as of such date held by each such holder and group:


Name and Address of                                     Amount and Nature of                Percent of
Beneficial Owner                                        Beneficial Ownership (1)            Class (2)
----------------                                        ------------------------            ---------
Ashford Capital Management, Inc. (3)                                   420,800              8.6%
Phronesis Partners, L.P. (4)                                           339,100              6.9%
Dino A. Rossi(5)*                                                      107,349              2.2%
Winston A. Samuels (6)*                                                 45,000              **
Francis X. McDermott (7)*                                               35,639              **
Patricia Siuta-Cruce (8)*                                               29,268              **
David F. Ludwig (9)*                                                    26,019              **
Kenneth P. Mitchell (10)*                                               19,097              **
Frank Fitzpatrick (11)*                                                 17,875              **
Hoyt Ammidon, Jr. (12)*                                                  8,939              **
Israel Sheinberg (13)*                                                  11,722              **
Edward L. McMillan (14)*                                                 1,000              **
All directors and executive officers
 as a group (10 persons) (15)                                          301,908              6.2%

* Such person's address is c/o the Company,P.O. Box 600, New Hampton, New York 10958.
**       Indicates less than 1%.
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares which may be acquired upon exercise of stock options which are currently exercisable or which become exercisable within 60 days after the date of the information in the table are deemed to be beneficially owned by the optionee. Except as indicated by footnote, and subject to community property laws where applicable, to the Company's knowledge, the persons or entities named

                                       13


         in the table above are believed to have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2) For purposes of calculating the percentage of outstanding shares held by each person named above, any shares which such person has the right to acquire within 60 days after the date of the information in the table are deemed to be outstanding, but not for the purpose of calculating the percentage ownership of any other person.
(3) Based upon information as of December 31, 2002 provided in a Schedule 13G/A for such entity filed with the SEC. Such entity's address as reported in its Schedule 13G/A is P.O. Box 4172, Wilmington, DE 19807.
(4) Based upon information as of December 31, 2001 provided in a Schedule 13G/A for such entity filed with the SEC. Such entity's address as reported in its Schedule 13G/A is 197 East Broad Street, Suite 200, Columbus, OH 43215.
(5) Includes options to purchase 97,600 shares, 2,649 shares held in such person's Company 401(k)/profit sharing plan account, and 7,100 shares held individually.
(6)      Includes options to purchase 44,500 and 500 shares held individually.
(7) Includes options to purchase 18,383 shares and 17,256 shares held individually.
(8) Includes options to purchase 27,600 shares, 843 shares held in such person's Company 401(k)/profit sharing plan account, and 825 shares held individually.
(9) Includes options to purchase 25,000 shares and 1,019 shares held in such person's Company 401(k)/profit sharing plan account.
(10) Includes options to purchase 13,397 shares and 5,700 shares held individually.
(11) Includes options to purchase 15,950 shares and 1,925 shares held in such person's Company 401(k)/profit sharing plan account.
(12) Includes options to purchase 7,814 shares and 1,125 shares held individually.
(13) Includes options to purchase 10,324 shares and 1,398 shares held in IRA and Keogh Plans.
(14)     Includes options to purchase 1,000 shares.
(15) Includes options to purchase 261,568 shares, 6,436 shares in the accounts of five executive officers under the Company's 401(k)/profit sharing plan, and 33,904 shares held by individuals.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of any subsequent changes in ownership of Common Stock and other equity securities of the Company. Specific due dates for these reports have been established and the Company is required to disclose any failure to file by these dates. Based upon a review of such reports furnished to the Company, or written representations that no reports were required, the Company believes that during the fiscal year ended December 31, 2002, its officers and directors and holders of more than 10% of the Company's Common Stock complied with Section 16(a) filing date requirements with respect to transactions during such year.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         THIS REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

         The Compensation Committee is currently comprised of three directors, Francis X. McDermott, Kenneth P. Mitchell and Israel Sheinberg. It is the responsibility of the Compensation Committee to recommend an effective total compensation program for the Company's Chief Executive Officer and other senior officers based on the Company's business and consistent with stockholders' interests. The Committee's duties entail reviewing the Company's compensation practices and recommending compensation for such executives.

         COMPENSATION PHILOSOPHY

         The Company's overall compensation philosophy is to offer competitive salaries, cash incentives, stock options and benefit plans consistent with the Company's financial position. Rewarding capable employees who contribute to the continued success of the Company plus equity participation are key elements of the Company's compensation policy. The Company's executive compensation policy is to attract and retain key executives necessary for the Company's short and long-term success by establishing a direct link between executive compensation and the performance of the Company, by rewarding individual initiative and the achievement of annual corporate goals through salary and cash bonus awards, and by providing equity awards to allow executives to participate in enhanced stockholder value.

         In awarding salary increases and bonuses, the Compensation Committee relates various elements of corporate performance to the elements of executive compensation. The Compensation Committee considered whether the compensation package as a whole adequately compensated the applicable executive for the Company's performance during the past year and the executive's contribution to such performance.

         BASE SALARY

     Base salary represents the fixed component of the executive compensation program. The Company's philosophy regarding base salaries is conservative, maintaining salaries at approximately competitive industry levels. Determinations of base salary levels are established on an annual review of marketplace competitiveness and on the Company's existing compensation structure. Periodic increases in base salary relate to individual contributions to the Company's overall performance, length of service and industry competitive pay practice movement. In determining appropriate levels of base salary, the Compensation Committee relied in part on industry compensation surveys.

         BONUS

         Bonuses represent the variable component of the executive compensation program that is tied to individual achievement and the Company's performance. The Company's policy is to base a meaningful portion of its senior executives' cash compensation on bonus. In determining bonuses, the Company considers factors such as the individual's contribution to the Company's performance and the relative performance of the Company during the year.

         STOCK OPTIONS

         The Compensation Committee believes that one important goal of the executive compensation program should be to provide executives and key employees -- who have significant responsibility for the management, growth and future success of the Company -- with an opportunity to increase their ownership and potentially gain financially from Company stock price increases. The goal of this approach is that the interests of the stockholders, executives and employees will be closely aligned. Therefore, executive officers and other key employees of the Company are granted stock options from time to time, giving them a right to purchase shares of the Company's Common Stock at a specified price in the future. The grant of options is based primarily on an employee's potential contribution to the Company's growth and financial results. Options generally have been granted at the prevailing market value of the Company's Common Stock and accordingly will only have value if the Company's stock price increases. With limited exceptions, grants of options to employees have provided for vesting over three years and the individual must be employed by the Company for such options to vest.

         2002 COMPENSATION TO CHIEF EXECUTIVE OFFICER

         In reviewing and recommending Mr. Rossi's salary and bonus and in awarding him stock options for fiscal year 2002 and for his future services, the Compensation Committee followed its compensation philosophy. Mr. Rossi's annual salary was $230,000 for 2002. For the 2002 fiscal year, Mr. Rossi was paid a cash bonus of $229,500. Mr. Rossi's employment agreement was also amended and restated effective January 1, 2001 following the expiration of his previous employment agreement. In 2002, Mr. Rossi was granted options under the Company's 1999 Stock Plan to purchase 20,000 shares of the Company's Common Stock at an exercise price of $23.05, the fair market value per share on the date of grant. The options will be exercisable in installments of 20%, 40% and 40% over three years on the first three anniversaries of the date of grant. The Compensation Committee recommended Mr. Rossi's employment agreement and the above-described option grant to secure the long-term services of the Company's Chief Executive Officer and to further align the Chief Executive Officer's compensation with stockholder interests.

                                        Francis X. McDermott
                                        Kenneth P. Mitchell
                                        Israel Sheinberg

                                        being the members of the Compensation
                                        Committee of the Board of Directors

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. McDermott, Mitchell and Sheinberg, each of whom is a director of the Company, served as the members of the Compensation Committee during 2002. None of Mr. McDermott, Mr. Mitchell or Mr. Sheinberg (i) was, during the last completed fiscal year, an officer or employee of the Company, (ii) was formerly an officer of the Company or (iii) had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K under the Securities Act of 1933, as amended, which has not been disclosed.


                             STOCK PERFORMANCE GRAPH

         The graph below sets forth the cumulative total stockholder return on the Company's Common Stock (referred to in the table as "BCP") for the five years ended December 31, 2002, the overall stock market return during such period for shares comprising the Russell 2000(R) Index (which the Company believes includes companies with market capitalization similar to that of the Company), and the overall stock market return during such period for shares comprising the Standard & Poor's 500 Food Group Index, in each case assuming a comparable initial investment of $100 on December 31, 1997 and the subsequent reinvestment of dividends. The Russell 2000(R) Index measures the performance of the shares of the 2000 smallest companies included in the Russell 3000(R) Index. In light of the Company's industry segments, the Company does not believe that published industry-specific indices are necessarily representative of stocks comparable to the Company. Nevertheless, the Company considers the Standard & Poor's 500 Food Group Index to be potentially useful as a peer group index with respect to the Company in light of the Company's encapsulated / nutritional products segment. The performance of the Company's Common Stock shown on the graph below is historical only and not indicative of future performance.

         THE GRAPH BELOW SHALL NOT BE DEEMED INCORPORATED BY REFERENCE IN ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.


                   [GRAPHIC PERFORMANCE GRAPH PLOTTED POINTS BELOW]



Balchem Corporation
Proxy Graph Data
12/31/02

                                RUSSELL        S&P FOOD
                  BCP        2000(R) INDEX   GROUP INDEX
                ----------------------------------------
12/31/97        $100.00         $100.00         $100.00
12/31/98         $45.90          $97.45         $108.29
12/31/99         $67.89         $118.17          $85.17
12/31/00        $112.45         $114.60         $107.83
12/31/01        $181.19         $117.45         $110.00
12/31/02        $206.23          $93.39         $113.14

                                 PROPOSAL NO. 2

                            APPROVAL OF AMENDMENT AND
                               RESTATEMENT OF THE
                               BALCHEM CORPORATION
                                 1999 STOCK PLAN

         In April 1999, the Board of Directors adopted the 1999 Stock Plan which was subsequently approved by the stockholders of the Company at the Annual Meeting of Stockholders on June 25, 1999. Under the 1999 Stock Plan: the officers and other employees of Balchem and any Related Companies may be granted options to purchase shares of the Common Stock of Balchem which qualify as ISO's under Section 422(b) of the Code: directors, officers, employees, directors emeritus and consultants of Balchem and Related Companies may be granted Non-Qualified Options; and directors, officers, employees, directors emeritus and consultants of Balchem and Related Companies may be granted the right to make direct purchases of Common Stock from Balchem ("Purchases"). (Consistent with earlier discussions in this Proxy Statement, the following definitions are repeated here for purposes of clarity: ISO's and Non-Qualified Options are referred to individually as an Option and collectively as Options, and Options and rights to make Purchases are referred to collectively as Stock Rights.)

         In April 2003, the Board of Directors of the Company adopted, subject to stockholder approval, the Amended and Restated 1999 Stock Plan which amends the 1999 Stock Plan by: (i) increasing the number of shares of Common Stock reserved for issuance under the 1999 Stock Plan by 600,000 shares, to a total of 1,200,000 shares of Common Stock; and (ii) confirming the right of the Company to grant awards of Common Stock ("Awards") in addition to the other Stock Rights available under the 1999 Stock Plan, and providing certain language changes relating thereto. Except for the foregoing amendments, the Amended and Restated 1999 Stock Plan makes no other substantive changes to the provisions of 1999 Stock Plan.

         The Board of Directors believes that approval of the Amended and Restated 1999 Stock Plan will serve the best interests of the Company and its stockholders by facilitating the Company's ability to continue to utilize equity-based incentives as a means to attract and retain directors, key employees and consultants who are in a position to contribute to the successful conduct of the business and affairs of the Company and, in addition, to provide to such individuals incentives and increased desire to render greater service to the Company. Further, the Board of Directors believes that, in light of the uncertainty regarding future accounting treatment of stock options, and the continuing need to respond to competitive trends in equity based compensation, it is in the best interests of the Company and its stockholders to confirm the Company's ability to grant Awards of Common Stock in addition to the other Stock Rights available under the 1999 Stock Plan.

         In addition to the foregoing, the Company has identified the following advantages which grants of Awards of Common Stock may provide to the Company and its stockholders:

         Awards of Common Stock may be more effective as incentive compensation than other Stock Rights because the grantee would receive a more tangible benefit as compared to receiving an Option or right to Purchase Common Stock. This in turn could allow the Company to grant fewer shares of its Common Stock when making Awards as compared to other types of equity based incentives.

         Awards of Common Stock may have the effect of more closely aligning recipients' interests with those of other stockholders since recipients of Awards will have both an opportunity for gain, if the Company's stock price increases, and a risk of loss (like other stockholders) if the Company's stock price declines.

         Possible tax elections by Award recipients (as discussed below) could accelerate tax deductions to the Company.

         Although not specifically required by the Amended and Restated 1999 Stock Plan, Awards of shares may well be in the nature of Restricted Shares (defined below) that could require the grantee to remain in the Company's employ and/or that the Company achieve stated operating results targets in order for the Award to become vested. The appropriateness of such requirements would be considered on a case by case basis.

         The complete text of the Amended and Restated 1999 Stock Plan is attached as EXHIBIT A hereto and has been marked to show the amendments made to the original 1999 Stock Plan. The following summary description is qualified in its entirety by the full text of the Amended and Restated 1999 Stock Plan.

SUMMARY OF THE AMENDED AND RESTATED 1999 STOCK PLAN

SHARES RESERVED.

         If the Amended and Restated 1999 Stock Plan is approved, a total of 1,200,000 shares of Common Stock will be reserved for issuance, sale or grant and any such shares may be issued, sold or granted as Awards or pursuant to the exercise of Options or to persons or entities making Purchases. Shares of Common Stock subject to Options, which for any reason expire or are terminated unexercised, may again be available for issuance, sale or grant under the Amended and Restated 1999 Stock Plan. Unless sooner terminated, the Amended and Restated 1999 Stock Plan will terminate on April 8, 2009. As of April 1, 2003, a total of 48,267 shares had been purchased pursuant to Options granted under the 1999 Stock Plan and Options for a total of 440,836 shares granted under the 1999 Stock Plan remain outstanding.

         In addition to Options and Purchase rights, the Company will be authorized to grant to directors, officers, employees, directors emeritus and consultants of the Company and Related Companies Awards of Common Stock. At April 1, 2003, the Company had a total of approximately 177 employees, officers, directors and a director emeritus who could be eligible to be granted Stock Rights and Awards under the Amended and Restated 1999 Stock Plan.

ADMINISTRATION.

         The Amended and Restated 1999 Stock Plan is administered by the Board of Directors of the Company or, if the Board of Directors so determines, the Compensation Committee thereof. Subject to the terms of the Amended and Restated 1999 Stock Plan, the Board (or the Committee, as the case may be) has the authority to determine to whom Stock Rights and Awards shall be granted (subject to certain eligibility requirements for grants of ISO's), the number of shares covered by each such grant, where applicable, the exercise or purchase price per share, the time or times at which Stock Rights and Awards shall be granted, and other terms and provisions governing the Stock Rights and Awards, as well as the restrictions, if any, applicable to shares of Common Stock granted as Awards or issuable or purchased pursuant to Stock Rights.

         The exercise price per share specified in the agreement relating to each ISO granted under the Amended and Restated 1999 Stock Plan may not be less than the fair market value per share of Common Stock on the date of such grant.

In the case of an ISO to be granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Company, the price per share specified in the agreement relating to such ISO may not be less than 110% of the fair market value per share of Common Stock on the date of grant. In addition, each eligible employee may be granted ISO's only to the extent that, in the aggregate under the Amended and Restated 1999 Stock Plan and all incentive stock option plans of the Company and any Related Company, such ISO's do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase, pursuant to the exercise of ISO's (whether under the Amended and Restated 1999 Stock Plan or any other plan), more than $100,000 in fair market value (determined at the time the ISO's were granted) of Common Stock in that year.

         The Board of Directors may, from time to time, adopt amendments, certain of which are subject to stockholder approval, and may terminate the Amended and Restated 1999 Stock Plan at any time (although such action will not affect Stock Rights or Awards previously granted, except to the extent that such Stock Rights or Awards may be accelerated). The number and class of shares of Common Stock reserved for issuance, sale or award under the Amended and Restated 1999 Stock Plan, and the number and exercise price of outstanding Stock Rights are subject to adjustment in the event of a stock dividend, stock split, consolidation, merger, recapitalization, reorganization or similar transaction.

         The Amended and Restated 1999 Stock Plan requires that each Option shall expire on the date specified by the Compensation Committee or the Board, but not more than ten years from its date of grant. However, in the case of any ISO granted to an employee or officer owning more than 10% of the total combined voting power of all classes of stock of the Company or any Related Company, the ISO will expire no more than five years from its date of grant. The Amended and Restated 1999 Stock Plan also requires that ISO's be exercised no later than 60 days following termination of the grantee's employment (six months in the case of death or permanent disability (subject to certain exceptions outlined in the Amended and Restated 1999 Stock Plan)). ISO's not exercised within this period will automatically terminate. However, the Board (or the Compensation Committee) may, upon written request of any optionee, in its discretion convert all or any portion of any unexercised ISO into a non-qualified option at any time prior to the expiration of the ISO.

         Exercise of any Stock Right, in whole or in part, under the Amended and Restated 1999 Stock Plan is effected by a written notice of exercise delivered to the Company at its principal office together with payment for the Common Stock in full, or, at the discretion of the Compensation Committee or the Board, by the delivery of shares of Common Stock of the Company, valued at fair market value, a promissory note, or any combination thereof, or through an exercise notice payment procedure. The Amended and Restated 1999 Stock Plan contains terms providing for the exercise of Stock Rights by or on behalf of former and deceased employees.

         ISO's granted pursuant to the Amended and Restated 1999 Stock Plan are not assignable or transferable other than by will or by the laws of descent and distribution and are exercisable during the optionee's lifetime only by the optionee. The Board or the Compensation Committee does, however, have the discretion to permit Non-Qualified Options and other Stock Rights to be transferable, consistent with the provisions of the Amended and Restated 1999 Stock Plan.

FEDERAL INCOME TAX CONSEQUENCES.

         INCENTIVE STOCK OPTIONS. The following general rules are applicable for

Federal income tax purposes under existing law to employees who receive and exercise ISO's granted under the Amended and Restated 1999 Stock Plan:

         Generally, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to the optionee upon exercise of the ISO. (But see the discussion of possible taxation under "Minimum Tax" below.) If shares acquired upon exercise of an ISO are disposed of after the later of (i) two years following the date the Option was granted, and (ii) one year following the date the shares are transferred to the optionee pursuant to the exercise of the Option, the difference between the amount realized on such disposition of the shares and the exercise price will be treated as long-term capital gain or loss to the optionee.

         If shares acquired upon exercise of an ISO are disposed of before the expiration of one or both of the requisite holding periods (a "disqualifying disposition"), then in most cases any excess of the fair market value of the shares at the time of exercise of the Option over the exercise price, or, if less, the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disqualifying disposition. Any excess of the amount realized by the optionee as the result of a disqualifying disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as either long-term or short-term capital gain, depending upon the time elapsed between receipt and disposition of such shares. In addition, ISO's granted under the Amended and Restated 1999 Stock Plan will be terminated if the optionee is not employed by the Company at all times during the period from the date the Option is granted through the date 60 days before the date the Option is exercised (six months in the case of death or permanent disability or death (subject to certain limitations outlined in the Plan)). In this regard, the terms of the Amended and Restated 1999 Stock Plan are more restrictive than those that would otherwise be permitted by the Code.

         In general, no tax deduction is allowed to the Company upon either grant or exercise of an ISO under the Amended and Restated 1999 Stock Plan.
However, in any year that an optionee recognizes compensation income on a disqualifying disposition of shares acquired by exercising an ISO, the Company will generally be entitled to a corresponding deduction for income tax purposes.

         An optionee may be entitled to exercise an ISO by delivering shares of the Company's Common Stock ("old stock") to the Company in exchange for the Common Stock received upon exercise of the ISO ("option stock"), if the optionee's ISO grant so provides. In general, if an optionee exchanges old stock for option stock instead of, or in addition to, paying part or all of the exercise price in cash, no gain or loss will be recognized with respect to the exchange of the old stock, and shares acquired upon exercise of the ISO will not be subject to tax as explained above until the shares are sold. However, an exception exists to this rule when the old stock is "statutory option stock" (as defined below) that has been held for a period less than the applicable holding periods under the Code. In that event, the optionee will realize ordinary compensation income with respect to the old stock in an amount equal to the lesser of (i) the excess of the fair market value of the option stock on the date of exercise of the ISO over the basis of the old stock, or (ii) the fair market value of the old stock on the date it was originally exercised over the original option exercise price. "Statutory option stock" consists of stock acquired through the exercise of a "qualified stock option," an "incentive stock option," an option acquired under an "employee stock purchase plan" or a "restricted stock option," as these terms are defined in the Code. Further, if the old stock used to exercise an ISO is Restricted Stock (as defined below), exercise of the ISO with such Restricted Stock may be treated as the lapse of the restrictions imposed on such Restricted Stock under the rules discussed below, and the optionee may recognize income as a result.

         NON-QUALIFIED OPTIONS. The following general rules are applicable for Federal income tax purposes under existing law to holders of Non-Qualified Options and to the Company:

         The optionee generally does not realize any taxable income upon the grant of a Non-Qualified Option, and the Company is not allowed a deduction by reason of such grant. The optionee will recognize ordinary compensation income at the time of exercise of a Non-Qualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. In accordance with the regulations under the Code and applicable state law, the Company will require the optionee to pay to the Company an amount sufficient to satisfy withholding taxes in respect of such compensation income at the time of the exercise of the Option. If the Company withholds shares instead of cash to satisfy this withholding tax obligation, the optionee nonetheless will be required to include in income the compensation income attributable to the shares withheld. When the optionee sells the shares, such optionee will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and such optionee's basis in the shares (i.e., the exercise price plus the amount taxed to the optionee as compensation income). If the optionee holds the shares for longer than one year, this gain or loss will be a long-term capital gain or loss.

         In general, the Company will be entitled to a tax deduction in the year in which compensation income attributed to the Non-Qualified Options is recognized by the optionee. The foregoing rules are based upon the assumptions that (i) the Options do not have a readily ascertainable fair market value at the date of grant and (ii) the Common Stock acquired by exercising the Non-Qualified Option is either transferable or not subject to a "substantial risk of forfeiture" (as such terms are defined in regulations under Section 83 of the Code).

         An optionee may be entitled to exercise a Non-Qualified Option by delivering shares of old stock to the Company in exchange for the Common Stock received upon exercise of the option ("Non-Qualified Option stock"), if the optionee's Non-Qualified Option grant so provides. In general, if an optionee exchanges old stock for Non-Qualified Option stock instead of, or in addition to, paying part or all of the exercise price in cash, no gain or loss will be recognized with respect to the exchange of the old stock. However, if the fair market value of the Non-Qualified Option stock received exceeds the fair market value of the old stock (at the time of exercise) delivered to acquire the Non-Qualified Option stock, the transaction will be separated into two parts for tax purposes. In the first part, the number of shares of old stock delivered will be deemed exchanged, tax-free, for a like number of shares of the
Non-Qualified Option stock received, and the basis of the shares so received will be the same as the basis of the shares of old stock delivered. In the second part of the transaction, the balance of the shares of Non-Qualified Option stock received will be treated as ordinary compensation income, and the fair market value of these shares will constitute both the amount of compensation income with respect to, and the basis for, such shares. Further, if the old stock used to exercise a Non-Qualified Option is Restricted Stock (as defined below), and the Common Stock acquired on exercise of the Non-Qualified Option is not subject to restrictions substantially similar to those imposed on such Restricted Stock, exercise of the Non-Qualified Option with such Restricted Stock will be treated as the lapse of the restrictions imposed on such Restricted Stock under the rules discussed below, and the optionee may recognize income as a result.

         PURCHASE RIGHTS AND AWARDS. Common Stock acquired as an Award or through the exercise of a Purchase right that is not subject to a substantial risk of forfeiture or which can be transferred free of any such forfeiture conditions (and would therefore be "Vested" as defined below), would be taxable to the recipient as ordinary income equal to the excess, if any, of (i) the fair market value of the shares of Common Stock received (determined as of the date of such receipt) over (ii) the amount paid, if any, for such shares by the recipient. The Company will be entitled at that time to a compensation deduction for the same amount for income tax purposes.

         SPECIAL RULES FOR RESTRICTED STOCK. Common Stock that is subject to a substantial risk of forfeiture (as defined in regulations under Section 83 of the Code) and which cannot be transferred free of such forfeiture conditions, referred to herein as "Restricted Stock", is subject to special tax rules. If the Common Stock acquired on the exercise of a Non-Qualified Option or pursuant to an Award or a Purchase is Restricted Stock, the amount of income recognized by the recipient generally will be determined as of the first time the recipient's rights in the Common Stock are transferable free of such forfeiture conditions or are not subject to a substantial risk of forfeiture (such time or circumstance is referred to herein as "Vesting" or "Vested"), and will be equal to the difference between the amount paid, if any, for the Restricted Stock and the fair market value of the Restricted Stock at that time. In that case, the payment to the Company of withholding taxes will be required as the income arises, i.e., at the time of Vesting.

         Due to certain securities law restrictions, the Common Stock acquired by officers and directors of the Company who exercise Non-Qualified Options, may be treated for tax purposes as Restricted Stock. Similarly, the Common Stock acquired by officers and directors of the Company who exercise ISO's will be treated for alternative minimum tax purposes (but not regular tax purposes) as Restricted Stock.

         If an optionee transfers Restricted Stock to the Company to exercise an ISO, the Restricted Stock will be deemed to have Vested on the date of transfer, and the optionee may recognize income at that time. Similarly, if the optionee transfers Restricted Stock to the Company to exercise a Non-Qualified Option, and the stock received by the optionee on exercise is not subject to transfer restrictions and forfeiture risks substantially similar to those imposed on such Restricted Stock, the Restricted Stock will be deemed to have Vested on the date of transfer, and the optionee may recognize income at that time.

         Under Section 83(b) of the Code, an election is available to the optionee or recipient to include in gross income, in the taxable year that Restricted Stock is first transferred to him or her, the amount of any excess of the fair market value (as determined under Section 83 of the Code) of the Restricted Stock over the amount paid, if any, for such stock. If this election is made and the optionee pays the tax in the year such election is made, no further tax liability will arise at the time the Restricted Stock becomes Vested. However, if shares of Restricted Stock for which a Section 83(b) election is in effect are forfeited while such shares are both nontransferable and subject to a substantial risk of forfeiture, the loss realized by the optionee or recipient on the forfeiture, for federal income tax purposes, is limited to the amount paid, if any, for such shares (not including any compensation income recognized by him or her at the time of transfer as a result of the Section 83(b) election) less any amount realized by him or her on such forfeiture. Restricted Stock acquired by exercising an ISO generally is not subject to the rules of Section 83 of the Code, but rather the rules discussed above under "Incentive Stock Options."

         MINIMUM TAX. The exercise of ISO's granted under the Amended and Restated 1999 Stock Plan may result in a further "minimum tax" under the Code. The Code provides that an "alternative minimum tax" will be applied against a taxable base which is equal to regular taxable income, adjusted for certain limited deductions and losses, increased by items of tax preference, and reduced by a statutory exemption. The statutory exemption is phased out for certain higher income taxpayers. The bargain element at the time of exercise of an ISO, i.e., the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price, is included in the optionee's alternative minimum taxable income for purposes of the minimum tax, subject to the rules applicable to Restricted Stock.

         Thus, if, upon exercise of an ISO, an optionee receives stock which is not Restricted Stock, the bargain element is included in the optionee's alternative minimum taxable income in the year of exercise. If the optionee receives Restricted Stock on exercise of an ISO, the bargain element is measured and included in alternative minimum taxable income in the year(s) that the stock becomes Vested, unless the optionee files a Section 83(b) election under the Code with the Internal Revenue Service within 30 days of the date of exercise of the ISO and thereby elects to include the bargain element in alternative minimum taxable income in the year of exercise. For purposes of determining alternative minimum taxable income (but not regular taxable income) for any subsequent year in which the taxpayer sells the stock acquired by exercise of the ISO, the basis of such stock will be its fair market value at the time the ISO was exercised. A taxpayer is required to pay the higher of his regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against regular tax liability in later years.

         SECTION 162(M) REQUIREMENTS. The Amended and Restated 1999 Stock Plan has been designed with the intent of meeting the requirements of Section 162(m) of the Code regarding the deductibility of executive compensation.

ERISA.

         The Amended and Restated 1999 Stock Plan is not an employee benefit plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974, and the provisions of Section 401(a) of the Code are not applicable to the Amended and Restated 1999 Stock Plan.

NEW PLAN BENEFITS

         The number of Stock Rights and Awards, and their respective dollar values, that the Company may grant in the future under the Amended and Restated 1999 Stock Plan, if the same is approved, cannot be determined at this time because, under the terms of the Amended and Restated 1999 Stock Plan, such grants will be determined in the discretion of the Board of Directors.

         It should be noted that certain Non-Qualified Options were granted in February 2003 to non-employee directors and one director emeritus of the Company with respect to the year ended December 31, 2002. Such Options were granted based on a formula consistent with that applied to prior years' grants, under which the number of shares covered by the Option grant to an individual non-employee director equaled the number of shares for which options were granted to each non-employee director in 1996 (i.e., 1,588) multiplied by the quotient obtained by dividing (i) the net earnings after taxes of the Company for the 2002 fiscal year by (ii) the net earnings after taxes of the Company for 1996, rounded to the nearest whole number of shares. It is currently anticipated that such a formula-based option grant to non-employee directors will be considered for the 2003 fiscal year, although the determination to do so rests within the discretion of the Board of Directors.

         Accordingly, the table below sets forth information regarding Stock Options that were granted to the Named Executive Officers and the specified groups of individuals for the fiscal year ended December 31, 2002 under the 1999 Stock Plan, including such formula-based options granted to non-employee directors. The Stock Options listed below are the only Stock Rights granted for the 2002 fiscal year under the 1999 Stock Plan.


  ------------------------------------------------- ------------------------------- --------------------------------
                                                    Number of shares of Common      Average exercise price per
                                                    Stock underlying Options        share of Common Stock
  Name and Position                                 granted for 2002                underlying Options
  ------------------------------------------------- ------------------------------- --------------------------------
  Dino A. Rossi
  Chief Executive Officer                                         20,000                          $23.05
  ------------------------------------------------- ------------------------------- --------------------------------
  Francis J. Fitzpatrick
  Corporate Controller                                            12,000                          $23.05
  ------------------------------------------------- ------------------------------- --------------------------------
  David F. Ludwig
  Vice President/GM
  ARC Specialty Products                                           9,000                          $23.05
  ------------------------------------------------- ------------------------------- --------------------------------
  Winston A. Samuels
  Vice President/GM Encapsulate Products
                                                                  15,000                          $23.05
  ------------------------------------------------- ------------------------------- --------------------------------
  Patricia Siuta-Cruce
  Vice President, Technology                                       7,000                          $23.05
  ------------------------------------------------- ------------------------------- --------------------------------
  Director Nominees*                                               6,112                          $18.91
  ------------------------------------------------- ------------------------------- --------------------------------
  Current Executive Officers Group
                                                                  63,000                          $23.05
  ------------------------------------------------- ------------------------------- --------------------------------
  Non-Employee Director Group*
  (as well as Director Emeritus)                                  30,560                          $18.91
  ------------------------------------------------- ------------------------------- --------------------------------
  Non-Executive Officer Employee Group
                                                                  45,150                          $22.60
  ------------------------------------------------- ------------------------------- --------------------------------
  ------------------------------------------------- ------------------------------- --------------------------------

* Does not include an option to purchase 1,000 shares granted to Mr. McMillan in February 2003 since such option was not for the 2002 fiscal year.

The market value of the Company's Common Stock as of April 1, 2003 was $17.10 per share as reported at the close of trading on that date on the American Stock Exchange.
                              ____________________

RECOMMENDATION OF THE BOARD OF DIRECTORS CONCERNING THE APPROVAL OF THE AMENDED AND RESTATED 1999 STOCK PLAN.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2; THAT IS, FOR APPROVAL OF THE AMENDMENTS REFLECTED IN THE AMENDED AND RESTATED 1999 STOCK PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS

AUDIT COMMITTEE REPORT

         THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION OR INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY REQUESTS THAT THE INFORMATION BE TREATED AS SOLICITING MATERIAL OR THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

         The Board of Directors has appointed an Audit Committee consisting of three directors. Each member of the Audit Committee is independent as defined under the American Stock Exchange's listing standards. The Board of Directors has adopted a written charter with respect to the Audit Committee's responsibilities. The Audit Committee oversees the Company's internal and independent auditors and assists the Board of Directors in overseeing matters relating to the Company's financial reporting process.

         In fulfilling its responsibilities, the Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2002 with management and discussed the audit with KPMG LLP ("KPMG"), the Company's independent auditors. The Audit Committee also discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended. This included a discussion of the independent auditors' judgment as to the quality, not just the acceptability, of the Company's accounting principles, and such other matters that generally accepted auditing standards require to be discussed with the Audit Committee. The Audit Committee also received from KPMG the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee discussed with KPMG and management KPMG's independence.

         The Audit Committee also considered whether the provision of non-audit services by KPMG to the Company is compatible with KPMG's independence. KPMG advised the Audit Committee that KPMG was and continues to be independent accountants with respect to the Company.

         Based upon the reviews and considerations referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

         The Audit Committee has also recommended, subject to approval by the Board of Directors, the selection of KPMG as the Company's independent auditors for 2003.

                                             Hoyt Ammidon, Jr.
                                             Kenneth P. Mitchell
                                             Israel Sheinberg

                                             being the members of the Audit
                                             Committee of the Board of Directors

INDEPENDENT AUDITOR FEES

During 2002, in addition to retaining KPMG LLP to audit the consolidated financial statements for 2002, the Company also retained KPMG LLP to provide services in connection with the preparation of the Company's tax returns and other tax related services. The following table shows the fees paid or accrued by the Company to KPMG LLP for the audit and other professional services provided by KPMG LLP for the 2002 year:


      Audit of consolidated financial statements and
         quarterly review fees                                        $121,600

      Financial information systems design and
         Implementation                                               -  $0  -

      All other fees:
               Audit related fees (1)                                 $ 16,500
               Other non-audit services (2)                             44,000
                                                                      --------
      Total all other fees                                            $182,160
                                                                      ========

(1) Audit related fees consisted of audits of financial statements of the employee benefit plan.

(2) Other non-audit services consisted of tax compliance and consultation.


SELECTION OF AUDITORS FOR YEAR 2003.

         The Board of Directors has selected the firm of KPMG LLP to serve as the independent auditors of the Company for the year ending December 31, 2003. Representatives of such firm are expected to be present at the Annual Meeting. They will have an opportunity to make a statement to the stockholders if they desire to do so and are expected to be available to respond to stockholder questions raised orally at the Meeting.

OTHER MATTERS

VOTE REQUIRED FOR APPROVAL

         Under the rules of the Securities and Exchange Commission, boxes and a designated blank space are provided on the form of proxy for stockholders to mark if they wish to vote in favor of or withhold authority to vote for the Company's nominees for director. Maryland law and the Company's By-laws require the presence of a quorum for the Meeting, defined as the presence of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast at the Meeting. Votes withheld from such director nominee and abstentions will be counted in determining whether a quorum has been reached.

         Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for stockholder approval. A Director nominee must receive a plurality of the votes cast at the Meeting, which means that a broker non-vote or a vote withheld from a particular nominee or nominees will not affect the outcome of the election of directors.

         ALL SHARES REPRESENTED BY DULY EXECUTED PROXIES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT AS DIRECTORS UNLESS

AUTHORITY TO VOTE FOR ANY SUCH NOMINEE HAS BEEN WITHHELD. If for any reason any such named nominee should not be available as a candidate for director, the proxies will be voted in accordance with the authority conferred in the proxy for such other candidate as may be nominated by the Company's Board of Directors.

         With respect to Proposal No. 2 (approval of the amendments reflected in the Amended and Restated 1999 Stock Plan), all shares represented by duly executed proxies will be voted for or against, or abstain, as specified on each proxy. If no choice is indicated, a proxy will be voted FOR Proposal No. 2.

VOTING SECURITIES

         Stockholders of record on April 10, 2003 (the "Record Date"), will be eligible to vote at the Meeting. The voting securities of the Company consist of its Common Stock, $.06-2/3 par value, of which 4,794,987 shares were outstanding on the Record Date. Each share of Common Stock outstanding on the Record Date will be entitled to one vote.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

         From time to time, the stockholders of the Company may wish to submit proposals which they believe should be voted upon by the stockholders. The Securities and Exchange Commission has adopted regulations which govern the inclusion of such proposals in the Company's annual meeting proxy materials. All such proposals must be submitted to the Secretary of the Company no later than December 31, 2003 in order to be considered for inclusion in the Company's year 2004 proxy materials.

MATTERS NOT DETERMINED AT THE TIME OF SOLICITATION

         The Board of Directors is not aware of any matters to come before the Meeting other than as described above. If any matter other than as described above should come before the Meeting, then the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.


New Hampton, New York
_________


         THE ANNUAL REPORT TO STOCKHOLDERS OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 IS BEING MAILED TO STOCKHOLDERS. THE ANNUAL REPORT DOES NOT FORM PART OF THESE PROXY MATERIALS FOR THE SOLICITATION OF PROXIES.

                                 REVOCABLE PROXY
                               BALCHEM CORPORATION

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE

                          PROXY SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS
                 FOR THE ANNUAL MEETING TO BE HELD JUNE 20, 2003

The undersigned hereby appoints Dino A. Rossi, Francis J. Fitzpatrick and Patricia Siuta-Cruce, and each of them, individually, as attorneys and proxies of the undersigned, with full power of substitution, at the Annual Meeting of Stockholders of Balchem Corporation scheduled to be held on June 20, 2003, and at any adjournments thereof, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.

The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournment thereof.


                         Please be sure to sign and date
                          this Proxy in the box below.


                        _________________________________
                                      Date


                        _________________________________
                             Stockholder sign above


                        _________________________________
                          Co-holder (if any) sign above

Proposal No.1:

Election of two (2)                  For        Withhold    For All Except
Class 2 Directors                   [   ]        [   ]           [   ]

Nominees for Election as Class 2 Directors:
Kenneth  P. Mitchell, Edward L. McMillan


INSTRUCTION: To withhold authority to vote for any one or more individual nominee(s), mark "For All Except" and write the name of such nominee in the space provided below.

________________________________________________________________________________

Proposal No. 2:

Approval of Amendments
reflected in the Amended and         For           Against        Abstain
Restated 1999 Stock Plan            [   ]          [   ]           [   ]

The proxies are directed to vote as specified and in their discretion on all other matters coming before the Annual Meeting. If no direction is made, the proxies will vote FOR the nominees for election as Directors named above and FOR Proposal No. 2. The Board of Directors recommends a vote FOR each named nominee for election as a Director and FOR Proposal No. 2.




PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING. [   ]

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer. If a partnership or a limited liability company, please sign in partnership or limited liability company name by authorized persons.


                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

                                                                      EXHIBIT A


[BOLD UNDERSCORED TEXT INDICATES NEW LANGUAGE ADDED TO THE ORIGINAL 1999
STOCK PLAN. TEXT WHICH IS SURROUNDED BY BRACKETS ("[ ]") INDICATES LANGUAGE THAT HAS BEEN DELETED FROM THE 1999 STOCK PLAN]


                               BALCHEM CORPORATION
                              AMENDED AND RESTATED
                              --------------------
                                 1999 STOCK PLAN


     1.  Purpose.  The  Balchem  Corporation  1999  Stock  Plan (the  "Plan") is
         --------
intended to provide Balchem Corporation, a Maryland corporation (the "Company"), with a means of attracting and retaining the services of key persons and to advance the interests of the Company and its stockholders by affording to certain persons, upon whose judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company, by providing (a) to the officers and other employees of the Company and any present or future parent or subsidiaries of the Company (collectively, "Related Companies") opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" ("ISO" or "ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) to directors, officers, employees and directors emeritus of and consultants to the Company and Related Companies opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); [and] (c) to directors, officers, employees and directors emeritus of and consultants to the Company and Related Companies opportunities to make direct purchases of stock in the Company ("Purchases"); AND (D) TO DIRECTORS,
                                                           ---------------------
OFFICERS,  EMPLOYEES,  DIRECTORS  EMERITUS  AND  CONSULTANTS  OF THE COMPANY AND
--------------------------------------------------------------------------------
RELATED  COMPANIES  AWARDS  OF STOCK IN THE  COMPANY  ("AWARDS").  Both ISOs and
-----------------------------------------------------------------
Non-Qualified Options are referred to hereinafter individually as an "Option" and collectively as "Options". Options [and], authorizations to make Purchases AND AWARDS are referred to hereafter collectively as "Stock Rights". As used
----------
herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 424 of the Code.

     2. Administration of the Plan.
        --------------------------

     (a) Board or Committee  Administration.  The Plan shall be  administered by
        ------------------------------------
the Board of Directors of the Company (the "Board"). The Board may appoint a Compensation Committee (the "Committee") to administer the Plan consisting of two or more persons. The Board, if it deems it advisable, may cause such Committee to consist solely of persons who qualify as both (i) "non-employee directors", within the meaning of Rule 16b-3 or any successor provision ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended, and
(ii) "outside directors", within the meaning of Section 162(m)(4)(C)(i) of the Code. To the extent required by Rule 16b-3, with respect to specific grants of Stock Rights, the Plan shall be administered in accordance with Rule 16b-3. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Companies (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options AND AWARDS and to make Purchases) to whom
                                 -----------
Non-Qualified Options [and],  authorizations to make Purchases AND AWARDS may be
                                                               ----------
granted;  (ii)  determine  the time or times at which  Options  OR AWARDS may be
                                                                ---------
granted or Purchases made; (iii) determine the option price of shares subject to each Option, which price, in the case of ISOs, shall not be less than the minimum price specified in paragraph 6, and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as VESTING, FORFEITURE, rights
                                                    --------------------
of first refusal and repurchase options are to be imposed on shares subject to Stock Rights and the nature of such restrictions, if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. Nothing contained herein shall limit the right or authority of the Board to act on all matters as to which authority is or may be granted to the Committee. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

     (b)  Committee  Action.  The Committee may select one of its members as its
          -----------------
chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. All references in the Plan to the Committee shall mean the Board if no Committee has been appointed or if the Board determines to act in lieu of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

     (c) Grant of Stock Rights to Board Members.  Stock Rights may be granted to
         --------------------------------------
members of the Board consistent with the provisions of paragraph 2(a) above, if applicable. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of the Plan applicable to other eligible persons. Consistent with the provisions of paragraph 2(a) above, members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act solely in his capacity as a member of the Committee and not as a member of the Board, upon the granting to him of Stock Rights, it being understood that, except as otherwise required by applicable law, such member may take part in a vote or action by the Board itself (rather than by the Committee if then constituted and acting), and that any such member who does not so act may nevertheless be counted in determining the existence of a quorum at any meeting of the Board during which action is taken, with respect to the granting to him of Stock Rights.

     3. Eligible  Employees  and Others.  ISOs may be granted to any employee of
        --------------------------------
the Company or any Related Company. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options [and], authorizations to make Purchases AND AWARDS may be granted to any
                                                ----------
director (whether or not an employee), officer, employee, or director emeritus of or consultant to the Company or any Related Company. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant [an ISO, a Non-Qualified Option or an authorization to make a Purchase. Granting] SUCH INDIVIDUAL A STOCK RIGHT. THE GRANTING of any Stock Right to any
          --------------------------------------------
individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

     4. Stock. The stock subject to Options [and], Purchases AND AWARDS shall be
        -----                                                ----------
authorized but unissued shares of Common Stock of the Company, par value six and two-thirds cents ($0.06 2/3) per share ("Common Stock"), or shares of Common Stock re-acquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is [600,000] 1,200,000 shares, subject
                                                      ---------
to adjustment as provided in paragraph 13. Any such shares may be issued as AWARDS OR PURSUANT TO EXERCISES OF ISOs or Non-Qualified Options, or to persons
----------------------------------
or entities making Purchases, so long as the number of shares so issued does not exceed such AGGREGATE number, as adjusted or amended from time to time by a vote
            ---------
of stockholders or otherwise pursuant to paragraph 13. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such Option shall again be available for grants of Stock Rights under the Plan. The maximum number of shares as to which Options may be granted to any particular individual in any calendar year shall be 150,000, subject to adjustment as provided in paragraph 13.

     5. Granting of Stock Rights.
        -------------------------

     (a)Stock Rights may be granted under the Plan at any time on or after April 9, 1999 and prior to April 8, 2009. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16.

     (b) Anything in the Plan to the contrary notwithstanding, the effectiveness of the Plan and of the grant of all Stock Rights pursuant to the Plan are in all respects subject to approval of the Plan, and the Plan and such Stock Rights granted under it shall be of no force or effect unless and until, and no Stock Rights granted hereunder shall in any way vest or become exercisable in any respect unless and until, approval of the Plan is obtained, by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or by proxy and entitled to vote at a meeting of stockholders at which the Plan is presented for approval, in form and substance satisfactory to counsel for the Company. In the event that such stockholder approval as aforesaid has not been received by the first anniversary of the date of adoption of the Plan by the Board, then in such event the Plan and any Stock Rights granted under the Plan shall become null and void, and, upon the occurrence of such stockholder approval, the Plan and such Stock Rights shall become effective as of the date of the adoption by the Board of the Plan or the grant of such Stock Rights, as the case may be.

     6. Minimum ISO Price; ISO Limitations.
        -----------------------------------

     (a) Price for ISOs. The exercise price per share specified in the agreement
         --------------
relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Company, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant.

     (b) $100,000  Annual  Limitation  on ISOs.  Each  eligible  employee may be
         --------------------------------------
granted ISOs only to the extent that, in the aggregate under the Plan and all incentive stock option plans of the Company and any Related Company, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase, pursuant to the exercise of incentive stock options (that is, ISOs), more than $100,000 in fair market value (determined at the time the ISOs were granted) of Common Stock in that year. This provision is intended to impose the annual vesting limitation contained in Section 422(b)(7) of the Code and shall be interpreted consistently therewith. Any Options granted to an employee in excess of such amount will be treated as Non-Qualified Options.

     (c)  Determination  of Fair  Market  Value.  If,  at the time an  Option is
          --------------------------------------
granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange and is reported on the NASDAQ National Market List; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange and is not then reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     7.  Option  Duration.   Subject  to  earlier  termination  as  provided  in
         -----------------
paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant, and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Company. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

     8.  Exercise of Option.  Subject to the  provisions of paragraphs 9 through
         ------------------
12, each option granted under the Plan shall be exercisable as follows:

          (a) Full Vesting or Partial Vesting. The Option shall either be fully
              -------------------------------
exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

          (b) Full Vesting of Installments. Once an installment becomes
              ----------------------------
exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

          (c) Partial Exercise. Each Option or installment may be exercised at
              ----------------
any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

          (d) Acceleration of Vesting. The Committee shall have the right to
              -----------------------
accelerate the date of exercise of any installment of any Option; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(b)(7) of the Code, as described in paragraph 6(b).

     9. Termination of Employment. If an ISO optionee ceases to be employed by
        -------------------------
the Company and all Related Companies other than by reason of death or disability as defined in paragraph 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of sixty (60) days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service), provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Company to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Companies, so long as the optionee continues to be an employee of the Company or any Related Company. No grant shall constitute an employment contract. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Company for the length of any vesting schedule or for any portion thereof or for any other period of time.

     10. Death; Disability.
         -----------------

          (a) Death. If an ISO optionee ceases to be employed by the Company and
              ------
all Related Companies by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the optionee's death.

          (b) Disability. If an ISO optionee ceases to be employed by the
              ----------
Company and all Related Companies by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

     11. Transferability. The Committee may, in its discretion, authorize all or
         ---------------
a portion of the Options to be granted to an optionee (other than any intended to qualify as ISOs) to be on terms which permit transfer by such optionee to Family Members of the optionee, provided that (i) any such transfer is not a transfer for value, (ii) the stock option agreement pursuant to which such Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this paragraph 11, (iii) the specific transfer must be approved by the Committee, and (iv) subsequent transfers of the transferred Options shall be prohibited (except for a transfer to a Family Member of the optionee from another Family Member of the optionee which otherwise complies with the foregoing requirements). For purposes hereof, a "Family Member" of an optionee includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, brother-in-law, or sister-in-law, of the optionee, including adoptive relationships, any person sharing the optionee's household (other than a tenant or employee of the optionee), a trust in which above-described Family Members have more than fifty percent of the beneficial interest, a foundation in which such above-described Family Members (or the optionee) control the management of assets, and any other entity in which such above-described Family Members (or the optionee) own more than fifty percent of the voting interests. The following transactions shall not be deemed transfers for value: (A) a transfer under a domestic relations order in settlement of marital property rights; and (B) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the optionee) in exchange for an interest in that entity. Except with respect to Options that shall be transferred in accordance with this paragraph 11, all Options shall be exercisable during the lifetime of the grantee only by him. Following a transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that, for purposes of paragraph 16, the term "optionee" or "grantee" shall be deemed to refer to the transferee. The events of termination of employment under paragraph 9 shall continue to be applied with respect to the original optionee, following which the Options shall be exercisable by the transferee only to the extent, and for the periods, specified in paragraph 9, and the Company shall have no obligation to provide notice to a transferee of any early termination of an Option on account of termination of the employment of the original optionee or otherwise. The original optionee shall remain subject to withholding taxes upon exercise.

     12. Terms and Conditions [of Options]. Options AND OTHER STOCK RIGHTS shall
         --------------------                       ----------------------
be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 5 through 11 hereof, AS APPLICABLE,
                                                                  --------------
and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options oR ISSUED OR OTHERWISE ACQUIRED
                                               -------------------------------
PURSUANT TO OTHER STOCK RIGHTS. Without limiting the foregoing, the Committee
-------------------------------
may provide in connection with the grant of a Stock Right for the termination and/or cancellation of such Stock Right if the grantee's employment shall be terminated for cause, and/or for the acceleration of vesting and/or termination of a Stock Right upon the occurrence of a "Change of Control" (as the same may be defined in any such grant instrument). In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, and/or to such termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     13. Adjustments. Upon the occurrence of any of the following events, an
         -----------
optionee's rights with respect to options granted to him under the Plan shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

          (a) Stock Dividends and Stock Splits. If the shares of Common Stock
              --------------------------------
shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          (b) Consolidations or Mergers. If the Company is to be consolidated
              -------------------------
with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company under the Plan (the "Successor Board"), shall, as to outstanding Options, take one or more of the following actions: (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options, or make provision for the exchange of such Options for, the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition (less the exercise price thereof not paid); or (ii) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options any equity securities of the successor corporation; or (iii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days from the date of such notice, at the end of which period the Options shall terminate; or (iv) terminate all Options in exchange for a cash payment equal to the excess of the fair market value (determined as of the date in question in a manner consistent with paragraph 6(c)) of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof; or (v) accelerate the date of exercise of such Options or of any installment of any such Options; or (vi) terminate all Options in exchange on an equitable basis for the grant of similar stock options for the purchase of shares of capital stock of any successor corporation; or (vii) any combination of any of the foregoing referred to in clauses (i) through (vi) above.

          (c) Recapitalization or Reorganization. In the event of a
              ----------------------------------
recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

          (d) Modification of ISOs. Notwithstanding the foregoing, any
              ----------------------
adjustments made pursuant to subparagraphs (a), (b) or (c) with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

          (e) Dissolution or Liquidation. In the event of the proposed
              ---------------------------
dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

          (f) Issuances of Securities. Except as expressly provided herein, no
              ------------------------
issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          (g) Fractional Shares. No fractional shares shall be issued under the
              ------------------
Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

          (h) Adjustments. Upon the happening of any of the foregoing events
              ------------
described in subparagraphs (a), (b) or (c) above, the class and aggregate number of shares set forth in paragraph 4 that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan, and the maximum number of shares as to which Options may be granted to any one individual, as provided in paragraph 4, shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive. If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made under the Plan receives shares or securities or cash in connection with a corporate transaction described in subparagraphs (a), (b) or
(c) above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

     14. Means of Exercising Stock Rights. A Stock Right (or any part or
         ---------------------------------
installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise (determined as of the date in question in a manner consistent with paragraph 6(c)) to the cash exercise price of the Stock Right, or (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest Applicable Federal Rate, as defined in Section 1274(d) of the Code, or (d) in the discretion of the Committee, by delivery (including by telecopier) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell (or margin) a sufficient portion of the shares and deliver the sale (or margin loan) proceeds directly to the Company to pay for the exercise price, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) or (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c) or (d) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a stockholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

     15. Term and Amendment of Plan. The Plan shall expire on April 8, 2009
         ---------------------------
(except as to Options outstanding on that date). The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (c) the provisions of paragraph 6(a) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph
13); and (d) the expiration date of the Plan may not be extended. Except as otherwise provided in this paragraph 15, in no event may action of the Board or stockholders amending the Plan alter or impair the rights of a grantee, without his consent, under any Stock Right previously granted to him.

     16. Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The
         -------------------------------------------------------------------
Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Company at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

     17. Application of Funds. The proceeds received by the Company from the
         --------------------
sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

     18. Governmental Regulation. The Company's obligation to sell and deliver
         ------------------------
shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     19. Withholding of [Additional] Income Taxes. Upon the exercise of a
         -----------------------------------------
Non-Qualified Option, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 20), the exercise of an Option transferred by the original optionee in accordance with paragraph 11, THE AWARD OF VESTED SHARES OF COMMON STOCK, or the
                              -------------------------------------------
vesting of restricted Common Stock acquired [on the exercise of] PURSUANT TO a
                                                                 -----------
Stock Right under the Plan, the Company, may require the optionee, purchaser, grantee or original optionee to pay to the Company in cash an amount equal to
-------
all applicable withholding taxes in respect of the amount that is considered compensation includable in such person's gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the making of a Purchase of Common Stock for less than its fair market value, (iii) THE AWARD OF
                                                                    ------------
VESTED SHARES OF COMMON STOCK, (IV) the vesting of restricted Common Stock
-----------------------------------
acquired [by exercising] pursuant to a Stock Right, or [(iv)] (V) the exercise
                                                              ---
of a transferred Option, on the grantee's payment of such amount.

     20. Notice to Company of Disqualifying Disposition. Each employee who
         -----------------------------------------------
receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A "Disqualifying Disposition" is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

     21. Governing Law; Construction. The validity and construction of the Plan
         ----------------------------
and the instruments evidencing Stock Rights shall be governed by the laws of the State of Maryland or the laws of any jurisdiction in which the Company or its successors in interest may be organized. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 14a-12

                               BALCHEM CORPORATION
                (Name of Registrant as Specified In Its Charter)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

     1)   Title of each class of securities to which transaction applies: N/A

     2)   Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4)   Proposed maximum aggregate value of transaction: N/A

     5)   Total fee paid: N/A

[_]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: N/A
     2)   Form, Schedule or Registration Statement No.: N/A
     3)   Filing Party: N/A
     4)   Date Filed: N/A

                                 REVOCABLE PROXY
                               BALCHEM CORPORATION

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                          PROXY SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS
                 FOR THE ANNUAL MEETING TO BE HELD JUNE 20, 2003

The undersigned hereby appoints Dino A. Rossi, Francis J. Fitzpatrick and Patricia Siuta-Cruce, and each of them, individually, as attorneys and proxies of the undersigned, with full power of substitution, at the Annual Meeting of Stockholders of Balchem Corporation scheduled to be held on June 20, 2003, and at any adjournments thereof, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.

The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournment thereof.


                         Please be sure to sign and date
                          this Proxy in the box below.


                        ---------------------------------
                                      Date


                        ---------------------------------
                             Stockholder sign above


                        ---------------------------------
                          Co-holder (if any) sign above

Proposal No.1:

Election of two (2)                 For        Withhold      For All Except
Class 2 Directors                   [_]          [_]               [_]

Nominees for Election as Class 2 Directors:
Kenneth  P. Mitchell, Edward L. McMillan


INSTRUCTION: To withhold authority to vote for any one or more individual nominee(s), mark "For All Except" and write the name of such nominee in the space provided below.

--------------------------------------------------------------------------------

Proposal No. 2:

Approval of Amendments
reflected in the Amended and         For       Against       Abstain
Restated 1999 Stock Plan            [_]          [_]          [_]

The proxies are directed to vote as specified and in their discretion on all other matters coming before the Annual Meeting. If no direction is made, the proxies will vote FOR the nominees for election as Directors named above and FOR Proposal No. 2. The Board of Directors recommends a vote FOR each named nominee for election as a Director and FOR Proposal No. 2.


PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING. [ ]

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer. If a partnership or a limited liability company, please sign in partnership or limited liability company name by authorized persons.


                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY